UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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ACTIVCARD CORP.

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ACTIVCARD CORP.

6623 Dumbarton Circle Fremont, California 94555

2005 ANNUAL MEETING OF STOCKHOLDERS NOTICE OF ANNUAL MEETING

Dear Stockholder:

ActivCard Corp. (Company) will hold its 2005 Annual Meeting of Stockholders on Monday, February 7, 2005 at 10:00 a.m., local time, at the offices of the Company, located at 6623 Dumbarton Circle, Fremont, California 94555. Stockholders of record at the close of business on December 23, 2004 are entitled to notice of, and to vote at, the meeting. The meeting is being held to take action on the following proposals, described more fully in the accompanying proxy statement:

1.	To elect a board of nine directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

2.	To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accountants for the fiscal year ending September 30, 2005; and

3.	To consider and act upon such other business that may properly come before the meeting.

Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card. Returning the proxy card does not affect your right to attend the meeting and to vote your shares in person.

By order of the Board of Directors,

Ragu Bhargava
Secretary
Fremont, California
January 7, 2005

YOUR VOTE IS IMPORTANT. PLEASE RETURN THE ENCLOSED PROXY, EVEN IF YOU PLAN TO ATTEND THE MEETING AND VOTE IN PERSON. A MAJORITY OF OUR OUTSTANDING SHARES MUST BE REPRESENTED IN PERSON OR BY PROXY AT THE MEETING TO CONSTITUTE A QUORUM.

ACTIVCARD CORP.

6623 Dumbarton Circle

Fremont, California 94555

(510) 574-0100

2005 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

ActivCard Corp. (Company or ActivCard) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2005 Annual Meeting of Stockholders, to be held on Monday, February 7, 2005, at 10:00 a.m. local time, at the Company’s headquarters located at 6623 Dumbarton Circle, Fremont, California 94555, and at any adjournments thereof (Annual Meeting). These materials are being mailed to stockholders on or about January 7, 2005. Set forth below is certain general information about the Annual Meeting, the Company and the solicitation of proxies. Following the general information is a detailed description of the proposals to be presented at the Annual Meeting.

GENERAL INFORMATION

Q:	What is a proxy?

A:	A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. ActivCard has designated Ben C. Barnes and Yves Audebert as the Company’s proxies for the Annual Meeting.

Q:	Who may vote at the Annual Meeting?

A:	You may vote your ActivCard common stock if our records show that you owned your shares as of the close of business on December 23, 2004 (Record Date). You may cast one vote for each share of common stock held by you on all matters presented. As of the Record Date, there were 42,847,772 shares of common stock issued and outstanding.

Q:	What proposals will be voted on at the Annual Meeting?

A:	There are two proposals scheduled to be voted on at the Annual Meeting:

•	Election of nine members of the Board to serve until the next annual meeting of stockholders and until their successors are elected and qualified; and

•	Ratification of the appointment of BDO Seidman, LLP as our independent registered public accountants for the fiscal year ending September 30, 2005.

We will also consider other business that properly comes before the meeting.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that you vote:

•	“FOR” each of the nominees to the Board set forth in this proxy statement; and

•	“FOR” ratification of the appointment of BDO Seidman, LLP as our independent registered public accountants for the fiscal year ending September 30, 2005.

Q:	How can I vote my shares in person at the Annual Meeting?

A:

If your shares are registered directly in your name with our transfer agent, The Bank of New York, you are considered the stockholder of record with respect to those shares and the proxy materials and proxy card are being sent directly to you. As the stockholder of record, you have the right to vote in person at the meeting. If you choose to do so, you can bring the enclosed proxy card or vote using the ballot provided at the meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Most stockholders of ActivCard hold their shares in street name through a stockbroker, bank, or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Annual Meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote those shares at the meeting. You will need to contact your broker, trustee, or nominee to obtain a legal proxy, and you will need to bring it to the meeting in order to vote in person.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting by completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. Please refer to the enclosed materials for details.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy in the form provided with this proxy statement, the persons named as proxyholders, Ben C. Barnes and Yves Audebert, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:	What happens if I do not give specific voting instructions?

A:	If you hold shares as a record holder, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the meeting. If you do not return a proxy and do not vote at the annual meeting in person, your shares will not be voted.

If you hold your shares through a broker, bank, or other nominee and you do not provide instructions on how to vote, your broker or other nominee will have authority to vote your shares on your behalf on all matters to be considered at the meeting.

Q:	What is the quorum requirement for the Annual Meeting?

A:	A majority of ActivCard’s outstanding shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting, if you:

•	are present and vote in person at the meeting; or

•	have properly submitted a proxy card.

Q:	How can I change my vote after I return my proxy card?

A:	You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing a new proxy card with a later date or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote at the meeting or specifically request in writing that your prior proxy be revoked.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within ActivCard or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which may be forwarded to ActivCard management.

Q:	Where can I find the voting results of the Annual Meeting?

A:	The preliminary voting results will be announced at the meeting. The final voting results will be tallied by our Transfer Agent and Inspector of Elections and published in our quarterly report on Form 10-Q for the fiscal quarter ending March 31, 2005.

Q:	How can I obtain a separate set of voting materials?

A:	To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one ActivCard stock account, we are delivering only one set of the proxy statement and annual report on Form 10-K to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders. If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request to receive a separate copy of these materials at no cost to you. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials in the future. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by writing or calling us at:

ActivCard Corp.

Attn: Investor Relations

6623 Dumbarton Circle

Fremont, California 94555

(510) 574-0100

Q:	Who pays for the cost of this proxy solicitation?

A:	We will pay the costs of the solicitation of proxies. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone.

Q:	How can I obtain a copy of ActivCard’s 10-K?

A:	A copy of our 2004 annual report on Form 10-K for the nine-month transition period ended September 30, 2004 is enclosed. You may obtain additional copies of our Form 10-K by sending a written request to the address listed above under “How can I obtain a separate set of voting materials?” We will furnish our Form 10-K at no charge. Our Form 10-K without exhibits is available in PDF format through our Investor Relations website at http://www.activcard.com/en/investors, and our Form 10-K with exhibits is available on the SEC website at http://www.sec.gov, which can be reached from our Investor Relations website.

Q:	What is the voting requirement to approve each of the proposals?

A:

In the election of directors, the nine persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. All other proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur when a beneficial owner fails to give voting instructions with respect to “non-routine” matters. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, although broker non-votes are counted for purposes of determining a quorum, broker non-votes will not otherwise affect the outcome of any matter being voted on at the meeting. None of the matters at this meeting are considered “non-routine,” so we do not expect there to be any broker non-votes. Abstentions have no effect on the election of directors and have the same effect as votes against Proposal No. 2.

Q:	Is cumulative voting permitted for the election of directors?

A:	No. Cumulative voting is not permitted for the election of directors.

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future annual meetings as follows:

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in ActivCard’s proxy statement for the 2006 annual meeting, the written proposal must be received by the Secretary of ActivCard at our principal executive offices no later than September 9, 2005. The proposal will need to comply with the Securities and Exchange Commission regulations under Rule 14a-8 of the Securities Exchange Act of 1934 (Exchange Act) regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

If you intend to present a proposal at our 2006 annual meeting, but you do not intend to have it included in our 2006 proxy statement, your proposal must be delivered to the Secretary of ActivCard no earlier than November 24, 2005 and no later than December 24, 2005, provided that if the date of our 2006 annual meeting is more than 30 calendar days before or after the anniversary of the Annual Meeting, your proposal must be received by the later of the close of business on the tenth day following the day we publicly announce the date of the 2006 annual meeting or the 90th day before the meeting date (Notice Period).

Nomination of Director Candidates: Stockholders may propose director candidates for consideration by the Board’s Nominating and Corporate Governance Committee by following the procedures set forth below under the caption “Nomination Process - Stockholder Nominees.” In addition, stockholders may directly nominate directors for election at an annual meeting subject to the following conditions. If you want to nominate an individual for election to ActivCard’s Board at an annual meeting, you must deliver a written notice to the Secretary of ActivCard within the Notice Period. As set forth in our Bylaws, your notice must state: your name, your address and the number of ActivCard shares you own; the nominee’s name, age, business address, principal occupation and the number of ActivCard shares the nominee owns; and all other information regarding nominees required pursuant to Regulation 14A of the Exchange Act. Because the Company did not receive any stockholder nominations within the Notice Period for the Annual Meeting, the only director nominees that will be considered at the Annual Meeting are those set forth in this Proxy Statement.

Copy of Bylaw Provisions: You may contact the Secretary of ActivCard at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. Our Bylaws are also available at http://www.sec.gov.

Q:	How can I communicate with the non-employee directors on ActivCard’s Board?

A:

The Board encourages stockholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of the Secretary. Stockholders can send communications by mail to Secretary, ActivCard Corp., 6623 Dumbarton Circle, Fremont,

California 94555 or electronically by clicking on “Investor Relations/Contact” at our corporate website located at http://www.activcard.com/en/investors. Correspondence received that is addressed to the non-employee directors will be reviewed by our corporate secretary or his designee, who will forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our corporate secretary, deals with the functions of the board or committees thereof or that the corporate secretary otherwise determines requires their attention. Directors may at any time review the original correspondence received by ActivCard that is addressed to the non-employee members of the board and request copies of any such correspondence.

Note regarding change in fiscal year.    In September 2004, the Company changed its fiscal year from December 31 to September 30. Unless otherwise indicated, references in this Proxy Statement to fiscal 2004 refer to the nine months ended September 30, 2004 and references to fiscal 2003 and 2002 refer to the twelve months ended December 31, 2003 and 2002, respectively.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will vote on the election of nine directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal. Set forth below are the nine director nominees recommended by the Nominating and Corporate Governance Committee of the Board of Directors, all of whom are currently serving as directors. All nominees have indicated that they are willing and able to serve as directors if elected. If any of these nominees become unable or unwilling to serve, the accompanying proxy may be voted for the election of another person designated by the Board of Directors.

Nominees

Set forth below is the name, age and certain biographical information for each nominee for election to the Board of Directors at the Annual Meeting.

Name	Age	Principal Occupation and Biographical Information
Yves Audebert	48	Mr. Audebert co-founded the Company in 1985 and has served as a director since that time. Mr. Audebert is currently the President and Chief Strategy Officer. Prior to his appointment as President of ActivCard in March 2002, Mr. Audebert served as Chief Technology Officer since 1985. From ActivCard’s inception in 1985, Mr. Audebert has served at times as Chairman, Vice Chairman, President, and Chief Executive Officer. From 1980 to 1985, Mr. Audebert was responsible for developing shipboard fiber optic systems at Thomson-CSF, a French defense company. Mr. Audebert holds an engineering diploma from the École Polytechnique de Paris and an advanced diploma from the École Supérieure des Télécommunications in France.

Ben C. Barnes	59	Mr. Barnes was appointed Chief Executive Officer and elected to the Board of Directors in May 2004. Previously, Mr. Barnes served as President and Chief Executive Officer of Intraspect Software, a privately held enterprise software company, from February 2003 to December 2003, when Intraspect was acquired by Vignette Corp. Prior to Intraspect, Mr. Barnes was the President and Chief Executive Officer of Sagent Technologies, a public enterprise software company. Before joining Sagent in August 2000, Mr. Barnes served for eight years as general manager of International Business Machines’ (IBM) Global Business Intelligence Solutions division. Prior to IBM, Mr. Barnes was Chief Marketing Officer at Teradata, now a division of NCR Corporation, and a Director at Unisys Defense Systems. Mr. Barnes holds a Bachelor of Business Administration degree in Marketing/Accounting from Georgia State University in Atlanta, Georgia.

Name	Age	Principal Occupation and Biographical Information
William Crowell	64	Mr. Crowell was elected to the Board of Directors in February 2003 and has served as our Chairman of the Board since October 2003. Mr. Crowell served as President and Chief Executive Officer and as a Director of Cylink Corporation from November 1998 until February 2003. Mr. Crowell joined Cylink in January 1998 as Vice President, Product Development and Strategy. Prior to joining Cylink, Mr. Crowell served as Deputy Director at the National Security Agency from 1994 to 1997. Mr. Crowell also served as Vice President of the Atlantic Aerospace Electronics Corporation. Mr. Crowell was appointed a member of the President’s Export Council and Chairman of the Subcommittee on Encryption from 1999 through 2001 and continues to serve as a member of the President’s Export Council Subcommittee on Export Administration. Mr. Crowell is also a member of the Markle Foundation Task Force on National Security in the Information Age and a member of the Unisys Security Leadership Institute Council. Mr. Crowell is a director at ArcSight, Inc., Narus, Inc., and Broadware Technologies and serves as an advisor and consultant to numerous private security companies in Silicon Valley. Mr. Crowell holds a B.A. degree in Political Science from Louisiana State University in Baton Rouge, Louisiana.

John A. Gordon	58	General Gordon was elected to the Board of Directors in August 2004. General Gordon, U.S.A.F. (retired) served in the White House as the President’s Homeland Security Advisor from June 2003 until June 2004 and as the Deputy National Security Advisor for Counter Terrorism and the National Director for Counter Terrorism from June 2002 to June 2003. Prior to joining the White House team, General Gordon was the first administrator of the National Nuclear Security Administration and Undersecretary of Energy, responsible for the United States’ nuclear weapons program, serving from June 2000 until June 2002. As an Air Force four-star general, he was the Deputy Director of Central Intelligence from October 1997 until June 2000. General Gordon’s 32-year Air Force career included significant concentration on research and development, strategic planning, missile and space operations, inter-governmental operations, and international negotiations. General Gordon holds an M.S. degree in Physics from the Naval Postgraduate School and an M.A. degree in Business Administration from New Mexico Highlands University in Las Vegas, New Mexico.

Clifford Gundle	68	Mr. Gundle was elected to the Board of Directors in May 1999 and has over 40 years of international experience in business ownership and executive positions. Mr. Gundle founded and ran numerous manufacturing and investment companies in South Africa, the United States, and the United Kingdom that are or were listed on the Johannesburg, American, London and Irish stock exchanges. Mr. Gundle is a member of the Dean’s Council of Harvard University.

Richard A. Kashnow	63	Mr. Kashnow was elected to the Board of Directors in August 2004. Mr. Kashnow has been a self-employed consultant since February 2003. From August 1999 until January 2003, Mr. Kashnow served as President of Tyco Ventures, the venture capital arm of Tyco International, Inc., a diversified manufacturing and services company. From October 1995 until its acquisition by Tyco in August 1999, Mr. Kashnow served as Chairman, Chief Executive Officer and President of Raychem Corporation, an electronic components and materials company. Mr. Kashnow held executive positions at the Manville Corporation from 1987 to 1995. From 1970 to 1987, Mr. Kashnow held technical and general management positions at the General Electric Company. Mr. Kashnow served as an officer in the U.S. Army from 1968 to 1970.

Name	Age	Principal Occupation and Biographical Information
		Mr. Kashnow currently serves as a director on two other public company boards, ParkerVision, Inc. and Ariba, Inc. Mr. Kashnow also serves as the non-executive Chairman of Komag, Incorporated. Mr. Kashnow holds a B.S. degree in Physics from Worcester Polytechnic Institute in Worcester, Massachusetts and a Ph.D. in Solid State Physics from Tufts University in Medford, Massachusetts.

Montague Koppel	76	Mr. Koppel was elected to the Board of Directors in March 1998. Mr. Koppel is also a director of two public companies, Alibi Communications plc since April 1999 and S & J Land Holdings Limited since November 1994. Mr. Koppel was admitted to practice as a lawyer in the Supreme Court of South Africa in the early 1950’s and conducted a legal practice partnership in South Africa as a trial and commercial lawyer. From 1982, Mr. Koppel also practiced as an international legal consultant. In 1986, Mr. Koppel was instrumental, together with certain other parties, in taking over management control of Flextech plc, an investment trust, where he served as an Executive Director and thereafter as consultant, and remained on the Board of Directors until the company’s merger with Telewest plc in 2000. Mr. Koppel has considerable business and corporate experience having served on the Boards of several public and private companies, several of which he invested in, in particular: mining, property, leisure, media and intellectual property.

James E. Ousley	58	Mr. Ousley was elected to the Board of Directors in September 1996. Mr. Ousley served as the President and Chief Executive Officer of Vytek Wireless Corporation from 2000 until Vytek’s merger with CalAmp in April 2004. From September 1991 to August 1999, Mr. Ousley served as President and Chief Executive Officer of Control Data Systems before it was acquired by British Telecommunications in August 1999. From 1968 to 1999, Mr. Ousley held various operational and executive roles at Control Data Corporation (renamed Ceridian). Mr. Ousley serves on the Boards of Savvis Communications, Inc., Bell Microproducts, Inc., Norstan, Inc., Datalink, Inc. and CalAmp, Inc. Mr. Ousley holds a B.S. degree from the University of Nebraska in Lincoln, Nebraska.

Richard White	51	Mr. White was elected to the Board of Directors in February 2003. Mr. White is currently a Managing Director at Oppenheimer & Co. Inc. and head of its Private Equity Investment Department. Mr. White served as President of Aeolus Capital Group LLC, a private investment management company, from 2003 until mid-2004. From 1985 until 2002, Mr. White served as a Managing Director of CIBC Capital Partners as well as a Managing Director and General Partner of its predecessor by acquisition, Oppenheimer and Co., Inc. Mr. White also serves as a director of G-III Apparel Group, Ltd. and Escalade Inc. Mr. White is a certified public accountant and holds an undergraduate degree in Economics from Tufts University in Medford, Massachusetts and an M.B.A. in Finance and Accounting from the Wharton Graduate School of the University of Pennsylvania in Philadelphia, Pennsylvania.

There are no family relationships among any of the Company’s directors or executive officers.

Vote Required

Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. The nine nominees receiving the greatest number of votes will be elected at the Annual Meeting.

The Board of Directors recommends a vote “FOR” the nominees named above.

Nomination Process

Criteria for Board Membership.    In selecting candidates for appointment or re-election to the Board, the Nominating and Corporate Governance Committee of the Board of Directors (Nominating Committee) considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to ensure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, and that members of the Company’s Audit Committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an “Audit Committee Financial Expert” under the rules of the Securities and Exchange Commission (SEC). Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment and industry, and willingness and ability to devote adequate time to Board duties.

Stockholder Nominees.    The Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock that are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted within the Notice Period described in the general information section above.

Process for Identifying and Evaluating Nominees.    The Nominating Committee seeks potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates are selected based on input from members of the Board, senior management of the Company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee evaluates each candidate’s qualifications and checks relevant references; in addition, such candidates are interviewed by at least one member of the Nominating Committee. Based on the input, the Nominating Committee evaluates which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

Board and Committee Meetings

The Board of Directors currently has standing an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The principal functions of each of these committees are described below. In fiscal 2004 the Company’s Board of Directors met thirteen times and each member of the Board attended 75% or more of the meetings of the Board and the committees on which he served during the year. The Company has a policy of encouraging all directors to attend each annual meeting of stockholders. All of our directors attended the 2004 Annual Meeting of Stockholders.

The Board has determined that all directors, other than Messrs. Audebert and Barnes, are “independent” under current rules promulgated by the Nasdaq Stock Market.

Audit Committee.    The Audit Committee currently consists of Mr. White (chairman) and Messrs. Gordon and Ousley. The Board has determined that all members of the Audit Committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. White qualifies as an “Audit Committee Financial Expert” as defined by the rules of the SEC.

The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing the compensation of the independent registered public accountants to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent registered public accountants.

The Audit Committee met eleven times in fiscal 2004 and operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

Compensation Committee.    The Compensation Committee currently consists of Mr. Kashnow (chairman) and Messrs. Crowell and White. The Board has determined that all members of the Compensation Committee are independent directors under the rules of the Nasdaq Stock Market.

The Compensation Committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of our officers and employees.

The Compensation Committee met four times in fiscal 2004 and operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix B.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee currently consists of Mr. Ousley (chairman) and Messrs. Gordon and Kashnow, each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market.

The Nominating Committee’s responsibilities include identifying and approving individuals qualified to serve as members of the Board of Directors of the Company, recommending director nominees for each annual meeting of stockholders, evaluating the Board’s performance, developing and recommending to the Board corporate governance guidelines and providing oversight with respect to corporate governance and ethical conduct.

The Nominating Committee met twice in fiscal 2004 and operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix C.

Director Compensation

Non-employee directors are paid a quarterly cash retainer and meeting participation fees and are awarded stock options or other equity-based compensation. The following table sets forth the compensation currently paid to our non-employee directors:

Quarterly retainer fees
Chairman of the Board	$15,000
Chairman of the Audit Committee	$2,500
Chairman of other standing committees of the Board	$1,500
Non-employee director (other than Chairman of the Board)	$5,000

Board meeting attendance fee
In-person attendance	$2,000
Telephonic attendance	$1,000

Committee meeting attendance fee	$1,000

In February 2004, following the resignation of George Garrick as the Company’s Chief Executive Officer, the Board formed a special committee, comprised of William Crowell and James E. Ousley, to assist the Company’s executive management team on strategic and operational matters until a new Chief Executive Officer could be appointed. For their services as members of the special committee until the appointment of

Ben C. Barnes as Chief Executive Officer in May 2004, Messrs. Crowell and Ousley each received fees totaling $40,000. Mr. Crowell received an additional $15,000 for serving as chairman of the special committee during that time.

In addition to the cash compensation described above, the Company has historically compensated non-employee directors with equity-based awards, primarily stock options. In fiscal 2004, except as set forth below, the Company did not grant any stock options or other equity-based awards to non-employee directors.

In connection with their initial election to the Board in August 2004, Messrs. Gordon and Kashnow were each granted an option to purchase 50,000 shares of common stock at an exercise price equal to the fair market value of our common stock on the date of grant. These options vest and become exercisable monthly over a four-year period.

We expect to compensate our non-employee directors with equity awards in the future. These awards may be made in any form permitted under our 2004 Equity Incentive Plan.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists, or in the past fiscal year has existed, between any member of our Compensation Committee and any member of any other company’s board of directors or Compensation Committee.

Report of the Audit Committee

Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent registered public accountants to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent registered public accountants. Each of the members of the Audit Committee meets the independence requirements of the Nasdaq Stock Market.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent registered public accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•	reviewed and discussed the audited financial statements as of and for the nine month transition period ended September 30, 2004 with the Company’s management and the independent registered public accountants;

•	discussed with BDO Seidman, LLP, the Company’s independent registered public accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•	reviewed the written disclosures and the letter from BDO Seidman, LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the independent registered public accountants independence, and concluded that no non-audit services were performed by BDO Seidman, LLP;

•	based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2004 Annual Report on Form 10-K for the nine month transition period ended September 30, 2004 filed with the SEC; and

•	instructed the independent registered public accountants that the Audit Committee expects to be advised if there are any subjects that require special attention.

Submitted by the Audit Committee of the Board of Directors

Richard White, Chairman

John A. Gordon

James E. Ousley

Executive Officers

Our current executive officers and their respective positions are set forth in the following table. Biographical information regarding each executive officer, who is not also a director, is set forth following the table.

Name	Age	Position
Ben C. Barnes	59	Chief Executive Officer
Yves Audebert	48	President and Chief Strategy Officer
Ragu Bhargava	44	Senior Vice President, Finance and Chief Financial Officer
Frank Bishop	49	Senior Vice President, Sales and Marketing
Dominic Fedronic	42	Chief Technology Officer
Stacey Soper	53	Senior Vice President, Products

Ragu Bhargava joined ActivCard in March 2004 as Vice President of Finance and was appointed Senior Vice President, Finance and Chief Financial Officer in November 2004. From June 1999 to March 2004, Mr. Bhargava served as Corporate Controller of NetIQ Corporation a leading provider of systems management, security management, windows administration and web analytics solutions, and from April 1998 to May 1999, Mr. Bhargava served as the Chief Financial Officer of Systems America, Inc., a SAP implementation company. Mr. Bhargava was employed by Deloitte & Touche LLP from 1988 to 1998, most recently as a Senior Audit Manager. Mr. Bhargava is a certified public accountant and holds a Bachelor of Business Administration degree from the University of Alaska, Anchorage and a Bachelor of Science degree from the University of Rajasthan in Ajmer, India.

Frank Bishop was appointed Senior Vice President, Marketing in December 2003 and became ActivCard’s Senior Vice President, Sales and Marketing in February 2004. Prior to joining ActivCard, Mr. Bishop served as Vice President and General Manager at Siebel Systems, architecting and managing the Siebel Industry Sector vertical solutions and services offerings. Mr. Bishop previously held multiple senior executive management positions at Oracle Corporation from 1989 to 2001, including his most recent roles as Vice President of Industry Applications Division and of Federal Products Division. Prior to 1989, Mr. Bishop held senior management positions at Wang Laboratories, Honeywell Information Systems, and Gillette. Mr. Bishop holds a Master’s degree in Business Administration from Babson College in Wellesley, Massachusetts and a Bachelor of Science in Business Administration from Northeastern University in Boston, Massachusetts.

Dominic Fedronic joined ActivCard in November 1995 and has served as our Chief Technology Officer since October 2004. Mr. Fedronic was our Senior Vice President, Engineering from June 2001 to October 2004, prior to which he has served in various roles including Technical Manager, Technical Support Manager, and Sales Consultant. From 1992 to 1995, Mr. Fedronic served in various senior sales engineering, solutions engineering and technical support positions at Société Force-Informatique S.A. From 1987 to 1992, Mr. Fedronic served as Research Assistant in the Data Analysis Group of European Molecular Biology Laboratory. Mr. Fedronic holds a Master’s of Telecommunications Engineering degree from Paris-Nord Université in France.

Stacey Soper was appointed our Senior Vice President, Products in October 2004. From January 1998 to December 2003, Mr. Soper held senior management positions including Chief Executive Officer, Chief Operating Officer and Vice President of Products at Intraspect Software. From October 1996 to December 1997, Mr. Soper was Vice President of Engineering at Shomiti Systems, a provider of fast LAN management systems. Prior to that, he held executive positions at Lightscape Technologies, Intergraph Corporation, and The Rand Group. Mr. Soper holds a Bachelor of Science degree in Structural Engineering from Northeastern University in Boston, Massachusetts.

Executive Compensation

The following tables and descriptive materials set forth information concerning compensation earned for services rendered to the Company by our current and former Chief Executive Officer and the four other executive officers who were most highly compensated in the nine months ended September 30, 2004 (Named Executive Officers). In September 2004, ActivCard changed its fiscal year from December 31 to September 30. As a result, compensation information in this proxy statement for fiscal 2004 is based on the nine months ended September 30, 2004; information for fiscal 2003 and 2002 is based on the twelve months ended December 31, 2003 and 2002, respectively.

Summary Compensation Table

Name and Principal Position(s)	Year	Annual Compensation			Long-term Compensation		All Other Compensation**
		Salary	Bonus*		Securities Underlying Options (#)	Restricted Stock Awards ($)
Current Named Executive Officers
Ben C. Barnes (1) Chief Executive Officer	2004 2003 2002	$101,154 — —	$	— — —	500,000 — —	$714,890 — —	$580 — —

Yves Audebert President and Chief Strategy Officer	2004 2003 2002	213,750 276,380 233,280		— 142,500 120,000	— 550,000 —	— — —	15,083 1,680 3,036

Ragu Bhargava (2) Senior Vice President, Finance and Chief Financial Officer	2004 2003 2002	93,051 — —		9,000 — —	55,000 — —	— — —	352 — —

Frank Bishop (3) Senior Vice President, Sales and Marketing	2004 2003 2002	207,917 22,917 —		105,678 — —	50,000 525,000 —	— — —	405 — —

Dominic Fedronic Chief Technology Officer	2004 2003 2002	150,000 201,666 161,500		— 50,000 50,000	50,000 210,000 50,000	— — —	270 924 2,100

Former Named Executive Officer

George Garrick (4) Former Chief Executive Officer	2004 2003 2002	272,428 87,490 —		119,057 — —	— 2,000,000 —	— — —	552 84 —

*	Due to the change in fiscal year from December 31 to September 30, the Compensation Committee does not expect to award bonuses to the Named Executive Officers under their existing employment agreements for performance in fiscal 2004 until the second quarter of fiscal 2005. Bonus amounts for all periods are presented in the fiscal year for which the performance relates, rather than the fiscal year in which the bonus is actually paid. Amounts included for fiscal 2004 represent actual amounts paid as of the date of this proxy.

**	“All Other Compensation” for each Named Executive Officer consists of premiums paid for term life insurance policies, except that “All Other Compensation” for Mr. Audebert in fiscal 2004 also includes an auto allowance of $14,700.
(1)	Mr. Barnes joined ActivCard in May 2004.
(2)	Mr. Bhargava joined ActivCard in March 2004 and was appointed Senior Vice President, Finance and Chief Financial Officer in November 2004.
(3)	Mr. Bishop joined ActivCard in December 2003.
(4)	Mr. Garrick resigned from ActivCard in February 2004. The compensation paid to Mr. Garrick in 2004 includes amounts owed as severance payments under his employment agreement with the Company.

Fiscal 2004 Stock Option Grants

The following table sets forth options granted to the Named Executive Officers during the nine months ended September 30, 2004 and the potential realizable value of those grants (on a pre-tax basis) determined in accordance with the SEC rules. The information in this table shows how much the Named Executive Officers may eventually realize in future dollars if the price of the common stock increases 5% and if it increases 10% in value per year, compounded over the life of the options. These amounts are hypothetical and represent assumed rates of appreciation. They are not intended to forecast future appreciation of our common stock. The percentage of options granted is based upon an aggregate of 2,405,982 options granted during the nine months ended September 30, 2004 to employees, including the Named Executive Officers.

Name	Number of Shares Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal year	Exercise Price ($/sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
						5% ($)	10% ($)
Ben C. Barnes	500,000	(1)	20.8%	$6.50	5/30/14	$2,043,908	$5,179,663
Ragu Bhargava	50,000	(2)	2.1	6.42	4/26/14	201,875	511,591
	5,000	(3)	0.2	6.54	7/14/14	20,565	52,115
Frank Bishop	50,000	(4)	2.1	6.54	8/9/14	205,649	521,154
Dominic Fedronic	50,000	(4)	2.1	6.54	8/9/14	205,649	521,154
George Garrick	—		—	—	—	—	—

(1)	The option vests with respect to 125,000 of the shares on the first anniversary of the grant date, and then with respect to 10,417 of the shares monthly thereafter for the next three years.
(2)	Represents two options with different vesting schedules. The first option, which is for a total of 40,000 shares, vests with respect to 10,000 of the shares on the first anniversary of the grant date and then with respect to 2,500 of the shares quarterly thereafter for the next three years. The second option, which is for a total of 10,000 shares, vests with respect to 3,333 of the shares on each of the fifth, sixth and seventh anniversaries of the grant date. The second option will vest earlier in three equal installments if the Company’s common stock trades at or above $20, $30 and $40 per share, in each case for at least 90 consecutive calendar days.
(3)	The option vests with respect to 1,250 of the shares on the first anniversary of the grant date, and then with respect to 313 of the shares quarterly thereafter for the next three years.
(4)	The option vests with respect to 12,500 of the shares on the first anniversary of the grant date, and then with respect to 1,042 of the shares monthly thereafter for the next three years.

Option Exercises and Option Values in Last Fiscal Year

The following table sets forth information regarding option exercises in fiscal 2004 by our Named Executive Officers and information concerning the number of exercisable and unexercisable options as of September 30, 2004. The value of the unexercised in-the-money exercisable options is based on the difference between the exercise price of each respective option and $6.14, which was the closing price of our common stock on the Nasdaq Stock Market on September 30, 2004. All unexercisable options have an exercise price in excess of $6.14.

Plan Category	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-money Exercisable Options at Fiscal Year End
			Exercisable	Unexercisable
Ben C. Barnes	—	$—	—	500,000	$—
Yves Audebert	—	—	569,250	431,250	212,355
Ragu Bhargava	—	—	—	55,000	—
Frank Bishop	—	—	—	575,000	—
Dominic Fedronic	5,582	13,006	106,638	288,125	71,635
George Garrick	—	—	—	—	—

Equity Compensation Plan Information

The following table provides information as of September 30, 2004 with respect to the shares of the Company’s common stock that may be issued under our 2002 Stock Option Plan (2002 Plan), 2004 Equity Incentive Plan (2004 Plan), and other equity plans or arrangements.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by stockholders	7,471,971	(1)	$8.91	(2)	1,161,561	(3)

Equity compensation plans not approved by stockholders	737,308	(4)	7.26		—

Total	8,209,279		$8.76		1,161,561

(1)	Represents 7,080,471 shares issuable upon the exercise of outstanding options granted under our 2002 Plan and 2004 Plan and 391,500 shares issuable upon the exercise of warrants granted to directors by ActivCard S.A. and assumed by us in connection with our change in domicile.
(2)	Represents a total of 7,080,471 shares issuable upon exercise of outstanding stock options with a weighted-average exercise price of $8.88 and 391,500 shares issuable upon exercise of outstanding director warrants with a weighted-average exercise price of $9.37.
(3)	Represents shares that may be issued under the 2004 Plan. The authorized share reserve under the 2004 Plan equals the number of shares that may be issued under the 2002 Plan. To the extent that options granted under the 2002 Plan expire unexercised, the shares underlying these options will then become available for grant under the 2004 Plan. The Company will not grant any further options under the 2002 Plan.
(4)	Represents shares underlying inducement option grants made to our Chief Executive Officer and our Senior Vice President, Sales and Marketing.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Pursuant to a May 2004 employment agreement Ben C. Barnes, Chief Executive Officer, is entitled to receive post-employment termination benefits in an amount equal to one year’s base salary, a pro rated portion of his target bonus for the year in which the termination occurs, health benefits for one year and accelerated vesting of a portion of his stock options in certain circumstances following a change in control of the Company.

Pursuant to a November 2004 employment offer letter, Stacey Soper, Senior Vice President, Products, is entitled to receive post-employment termination benefits in an amount equal to six months’ base salary. Additionally, Mr. Soper is entitled to receive post-employment termination benefits in an amount equal to six months’ base salary and accelerated vesting of his initial stock option grant in certain circumstances if his employment is terminated within one year following a change in control of the Company.

Pursuant to an October 2003 employment offer letter, Frank Bishop, Senior Vice President, Sales and Marketing, is entitled to receive post-employment termination benefits in an amount equal to six months’ base salary and accelerated vesting of a portion of his stock options in certain circumstances if his employment is terminated within one year following a change in control of the Company.

In April 2003, the Board approved an arrangement pursuant to which Yves Audebert, President and Chief Strategy Officer, is entitled to accelerated vesting of his options in the event he is terminated following a change in control of the Company.

The Company’s 2002 Plan and 2004 Plan provide that, in the event of a change in control of the Company (as defined), the Compensation Committee or Board of Directors may elect to accelerate some or all of the outstanding option awards granted under such plans.

Compensation Committee Report On Executive Compensation

General Compensation Philosophy

The Compensation Committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of our officers and employees. The Company’s compensation policy for officers and senior management is to provide market-based compensation to executives and senior managers, with an emphasis on performance-based cash and equity incentives tied to specific strategic business achievements and individual and Company performance.

Executive Compensation

Base Salary.    Salaries for executive officers are determined on an individual basis at the time of hire and are set to be competitive with comparable businesses in our industry. Adjustments to base salary are considered annually in light of each officer’s performance, the Company’s performance, and compensation levels at other companies within our industry. In 2004, the Compensation Committee reviewed comparable compensation data at other companies within our industry and determined the base salaries for our executive officers were in line with the median industry base salaries.

Bonus.    Executive officers are eligible to receive annual discretionary cash bonuses at varying levels based on job function, individual performance, achievement of specific goals and milestones, and overall Company performance. Bonuses are determined annually and are typically awarded in the first quarter of the following year. Due to the change in fiscal year from December 31 to September 30, the Compensation Committee does not expect to award bonuses for fiscal 2004 until the second quarter of fiscal 2005.

Equity Awards.    Executive officers are eligible to receive equity-based compensation. Historically, equity-based compensation has been paid in the form of stock option awards, granted with an exercise price equal to the fair market value of our common stock on the date of grant. The Compensation Committee believes that by providing executive officers with stock options with an exercise price equal to our stock price, the interests of our officers will be better aligned with the interests of our stockholders. Additionally, the gradual vesting of the stock option awards, typically over a four-year period, is intended to provide our executive officers with an incentive to continue their employment with the Company.

Grants are awarded based on a number of factors, including the Company’s achievement of specific milestones, the individual’s level of responsibility, the individuals length of service with the Company, the amount and term of options already held by the individual, the individual’s contributions to the achievement of Company’s financial and strategic objectives, and industry practices and norms. Based on these factors, the Compensation Committee in August 2004 awarded two of the Named Executive Officers each with an option to purchase up to 50,000 shares of common stock at a price per share equal to the fair market value of our common stock on the date of grant.

We expect that recent changes to the accounting treatment for stock options will make other types of equity awards, such as restricted stock and restricted stock units, more attractive. In the first quarter of fiscal 2005, we awarded restricted stock units to the Named Executive Officers. We expect to make greater use of these types of awards in the future.

Chief Executive Officer Compensation

In May 2004, Ben C. Barnes was appointed the Company’s Chief Executive Officer. Pursuant to the terms of his employment agreement, Mr. Barnes is paid an annual base salary of $300,000 and is entitled to receive an annual bonus of up to $150,000, based on personal and Company performance, with 50% of the bonus to be based on the achievement of specific financial objectives and 50% of the bonus to be based on the achievement of other non-financial performance objectives established by the Compensation Committee.

Mr. Barnes was also awarded 110,000 shares of restricted common stock (Restricted Stock). The Restricted Stock vests with respect to 10,000 shares of common stock on the first anniversary of Mr. Barnes’s employment with the Company and then, commencing on June 1, 2005, with respect to 25,000 shares annually over the next four years if the Company substantially meets the financial and non-financial goals set forth in the Company’s business plan and as determined by the Compensation Committee. By making the vesting of the Restricted Stock contingent upon the performance of the Company and Mr. Barnes, the Compensation Committee believes that Mr. Barnes’s interests will be better aligned with the long-term interests of the Company and its stockholders.

Additionally, Mr. Barnes was awarded an option to purchase up to 500,000 shares of common stock at a price equal to the fair market value of our common stock on the date of grant (Inducement Option). The Inducement Option vests and becomes exercisable with respect to 25% of the underlying shares on the first anniversary of the date of grant, and then with respect to approximately 2.08% of the underlying shares each month thereafter for the next three years. The Inducement Option was awarded to Mr. Barnes as a partial inducement to cause him to join ActivCard and is intended to serve as a long-term incentive to retain Mr. Barnes’s services.

Submitted by the Compensation Committee of the

Board of Directors

Richard Kashnow, Chairman

William Crowell

Richard White

Stock Performance Graph

From March 16, 2000 until our change in domicile on February 6, 2003, our predecessor, ActivCard S.A., maintained a listing on the Nasdaq National Market for its American depositary shares (ADSs). On February 7, 2003, ActivCard S.A. terminated the ADS listing and we listed our common stock on the Nasdaq National Market. The following graph compares the cumulative total stockholder return on the ActivCard ADSs from March 16, 2000 through February 6, 2003, and on our common stock from that time through September 30, 2004, with the cumulative total return of (i) the Nasdaq National Market System Composite Index (Nasdaq Composite Index) and (ii) the Nasdaq National Market System Computer Index (NAS/NMS Computer Index) over the same periods. This graph assumes an initial investment of $100 and the reinvestment of any dividends. The comparisons in the graph below are based upon historical data and may be not indicative of future performance of our common stock.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG ACTIVCARD, THE NASDAQ COMPOSITE INDEX AND THE NAS/NMS COMPUTER INDEX

	3/16/2000	9/30/2000	9/30/2001	9/30/2002	9/30/2003	9/30/2004
ActivCard	100	40	11	11	14	11
Nasdaq Composite Index	100	78	25	19	31	30
NAS/NMS Computer Index	100	78	32	25	38	40

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports regarding ownership of, and subsequent transactions in, our securities. Such officers, directors, and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely upon our review of copies of reports provided to us and written representations from our directors and executive officers, we believe that all reports required by Section 16(a) during fiscal 2004 were timely filed, except that there was an inadvertent late filing with respect to the exercise of a warrant by Mr. Clifford Gundle.

Security Ownership by Certain Beneficial Holders

The following table sets forth information regarding ownership of our common stock as of November 30, 2004 (unless indicated otherwise below where information is based on filings with the SEC) by (a) each person known to the Company to own more than 5% of the outstanding shares of our common stock, (b) each director and nominee for director of the Company, (c) the Named Executive Officers, and (d) all current directors and executive officers as a group. The information in this table is based solely on information provided to the Company or on statements in filings made with the SEC.

	Shares Beneficially Owned and Shares Underlying Options Exercisable within 60 days of November 30, 2004
Name and Address of Beneficial Owner †	Shares (#)	Options and Warrants (#)	Total (#)	Percent of Class (1)
Krevlin Advisors, LLC (2) 598 Madison Avenue, 12th Floor New York, New York 10022	3,347,094	—	3,347,094	7.9%

OZ Management, LLC (3) 9 West 57th Street, 39th Floor New York, New York 10019	2,478,419	—	2,478,419	5.8

Directors, director nominees and current Named Executive Officers
Yves Audebert	398,329	647,375	1,045,704	2.5
Montague Koppel	572,241	49,027	621,268	1.5
Clifford Gundle	399,717	44,027	443,744	1.0
Dominic Fedronic	17,992	131,638	149,630	*
Ben C. Barnes (4)	110,000	—	110,000	*
Frank Bishop	—	81,249	81,249	*
James Ousley	5,251	48,055	53,306	*
William Crowell	—	41,770	41,770	*
Richard White	—	32,117	32,117	*
Richard Kashnow	—	555	555	*
John Gordon	—	277	277	*
Ragu Bhargava	—	—	—	—
All current directors and current Named Executive Officers as a group (13 persons)	1,503,530	1,076,090	2,579,620	6.1

Former Named Executive Officer
George Garrick	—	—	—	—

†	Unless indicated otherwise, the address of each beneficial owner is c/o ActivCard Corp., 6623 Dumbarton Circle, Fremont, California 94555.
*	Less than 1% of the outstanding common stock.
(1)	Applicable percentage of ownership is rounded to the nearest tenth and is based on approximately 42,636,155 shares of common stock outstanding as of November 30, 2004, together with applicable stock options for such stockholder. Beneficial ownership is determined in accordance with the rules of the SEC. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of November 30, 2004 are deemed outstanding for computing the percentage of ownership of the person holding such stock options, but are not deemed outstanding for computing the percentage of any other person. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown, subject to applicable community property laws.
(2)	Based on Form 13F filed on May 17, 2004 by Krevlin Advisors, LLC (Krevlin Advisors), GJK Capital Management, LLC (GJK), Glenhill Overseas Management, LLC, Glenhill Capital LP, and Glenhill Capital

Overseas Partners Ltd. Glenn J. Krevlin is the managing member and control person of Krevlin Advisors and Glenhill Overseas Management, LLC. Krevlin Advisors is the managing member of GJK and GJK is the general partner and control person of Glenhill Capital LP. Glenhill Overseas Management, LLC is the investment manager of Glenhill Capital Overseas Partners Ltd.

(3)	Based on Schedule 13G filed on October 25, 2004 by OZ Management, L.L.C. (OZ). OZ serves as principal investment manager to a number of investment funds and discretionary accounts with respect to which it has voting and dispositive authority over the Company’s shares reported in such Schedule 13G, including such an account for OZ Master Fund, Ltd. (OZMF), which holds 2,298,857 of the reported shares. Mr. Daniel S. Och is the Senior Managing Member of OZ and is the Director of OZMF and, as such, may be deemed to control such entities and therefore may be deemed to be the beneficial owner of the reported shares.
(4)	Represents shares of restricted stock purchased by Mr. Barnes pursuant to his employment agreement dated May 29, 2004. These shares are subject to a right of repurchase in favor of ActivCard that will lapse pursuant to a vesting schedule set forth in Mr. Barnes’s employment agreement.

PROPOSAL NO. 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Change in Independent Registered Public Accountants

At the Annual Meeting, the stockholders will be asked to ratify the appointment of BDO Seidman, LLP (BDO) as the Company’s independent registered public accountants for the fiscal year ending September 30, 2005. BDO was appointed as our independent registered public accountants on September 28, 2004 and has audited our financial statements for the nine-month transition period ended September 30, 2004. BDO was appointed following the resignation of Deloitte & Touche LLP (Deloitte) on September 2, 2004. We had engaged Deloitte as our independent registered public accountants in December 2001.

The reports of Deloitte on our financial statements for the last two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except that Deloitte’s opinion for the year ended December 31, 2002 included explanatory paragraph relating to our adoption of Statement of Financial Accounting Standard No. 142, Goodwill and Intangible Assets.

During our two most recent fiscal years and the subsequent interim periods, there were no disagreements between us and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

During our two most recent fiscal years and the subsequent interim periods, none of the events described in Item 304(a)(1)(v) of Regulation S-K occurred, except that in August 2004, Deloitte informed the Audit Committee that Deloitte believed that the financial closing and reporting process in the second quarter represents represented a significant deficiency in internal control. Specifically, the significant deficiency related to our not following a systematic closing and review process, the process associated with the transition of the finance function from Canada to Fremont, California, and the timing of the financial closing for the quarter ended June 30, 2004.

During our two most recent fiscal years and the period from the end of the most recent fiscal year to the date of appointment of BDO, neither the Company nor anyone acting on its behalf consulted with BDO with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, or (ii) any other subject matter or reportable event set forth in Item 304(a)(2)(ii) of Regulation S-K.

Ratification of Independent Registered Public Accountants

The selection of the Company’s independent registered public accountants is not required to be submitted to a vote of the stockholders of the Company for ratification. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accountants. However, the Board of Directors is submitting this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will reconsider whether to retain BDO and may retain that firm or another without re-submitting the matter to the Company’s stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, appoint different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

We expect that representatives of BDO will be present at the Annual Meeting and will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

The Audit Committee reviews audit and non-audit services performed by BDO, as well as the fees charged by BDO for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the auditors’ independence. Additional information concerning the Audit Committee and its activities with BDO can be found in the following sections of this Proxy Statement: “Board Meetings and Committees” and “Report of the Audit Committee.”

Audit Fees

The following table summarizes the aggregate fees that ActivCard expects to pay BDO for fiscal 2004 and fees billed to ActivCard by Deloitte for fiscal 2003.

Type of fees	Fiscal 2004	Fiscal 2003
Audit Fees (1)	$309,063	$442,449
Audit-Related Fees (2)	—	125,805
Tax Fees (3)	—	6,302
All Other Fees	—	—

Total Fees	$309,063	$574,556

(1)	Fees for audit services consist of:
•	Audit of the Company’s annual financial statements
•	Reviews of the Company’s quarterly financial statements
•	Statutory and regulatory audits, consents and other services related to SEC matters
(2)	Fees for audit-related services billed in fiscal 2003 consisted of:
•	Services relating to our change of domicile
•	Financial accounting and reporting consultations
•	Sarbanes-Oxley Act advisory services
(3)	Fees for tax services billed in fiscal 2003 consisted solely of tax compliance services. Deloitte rendered no tax planning advice during these years.

In considering the nature of the services provided by the independent registered public accountants, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent registered public accountants and Company management to determine that they are permitted under the rules and regulations concerning auditors’ independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Audit Committee’s Pre-Approval Policies and Procedures

Our Audit Committee has adopted a written charter that, among other things, requires the Audit Committee to pre-approve the rendering by our independent registered public accountants of audit or permitted non-audit services. All audit and non-audit services rendered by our independent registered public accountants in fiscal 2004 were pre-approved in accordance with Audit Committee guidelines. A copy of our Audit Committee charter is attached as Appendix A to this proxy statement.

Vote Required

The proposal to ratify BDO Seidman, LLP as the Company’s independent registered public accountants for the year ending September 30, 2005 will be approved if it receives the affirmative vote of a majority of the shares of common stock present or represented at the Annual Meeting and entitled to vote on the proposal.

The Board of Directors recommends a vote “FOR” Proposal No. 2.

APPENDIX A

AUDIT COMMITTEE CHARTER

Overview

As part of the commitment of the Company and the Board of Directors to good Corporate governance practices, the Audit Committee regularly reviews its charter and recommends changes to the charter to the Board of Directors. The Board adopted changes to the charter in February 2003, in part to take into account the adoption of the Sarbanes-Oxley Act of 2002.

Role

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, and on the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, and oversight of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company.

Membership

The membership of the Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations shall be followed in evaluating a member’s independence. The chairperson shall be appointed by the full Board.

Committee Meetings

The Committee shall meet five times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

The Committee is responsible to set meeting agendas and establish and maintain meeting schedules.

Communications/Reporting

The Company’s external auditors shall report directly to the Committee. The Committee is expected to maintain free and open communication with the Company’s external auditors and the Company’s management. This communication shall include private executive sessions, at least annually, with each of these parties. The Committee chairperson shall report on Audit Committee activities to the Board of Directors.

Education

The Company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company shall assist the Committee in maintaining appropriate financial literacy.

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Authority

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with the authority to conduct or authorize investigations of any matter within the Committee’s scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation at the Company’s expense.

Responsibilities

The Committee relies on the expertise and knowledge of management and outside advisors in carrying out its oversight responsibilities. Management of the Company is responsible for determining that the Company’s financial statements are complete, accurate, and in accordance with generally accepted accounting principles. The external audit firm is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to ensure compliance with laws and regulations or the Company’s internal policies, procedures, and controls.

The Committee is directly responsible for the appointment, compensation, retention, and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review, or attest services for the issuer, and the registered public accounting firm must report directly to the audit committee.

The Committee is directly responsible to approve in advance any other fees for non-audit services provided by the External Audit Firm. The following non-audit services are not to be provided by the External Audit Firm: bookkeeping or other services related to the Company’s accounting records or financial statements; financial information systems design and implementation; appraisal services; valuation services or fairness opinions; actuarial services; internal audit services relating to financial controls, financial systems or financial statements; management functions; employee recruitment; broker dealer services; or legal services.

The Committee is responsible to establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

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APPENDIX B

COMPENSATION COMMITTEE CHARTER

Purpose

The purpose of the Compensation Committee (Committee) of ActivCard Corp. (Company) is to discharge the responsibilities of the Board of Directors (Board) relating to executive and director compensation, to oversee incentive, equity-based and other compensatory plans in which executive officers and key employees of the Company participate and to produce an annual report on executive compensation for inclusion as required in the Company’s proxy statement.

Composition

The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall (i) satisfy the independence requirements of the Nasdaq Stock Market, (ii) qualify as a “Non-employee Director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (iii) qualify as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. Members shall be appointed to, and removed from, the Committee by the Board.

Responsibilities

The Committee is charged by the Board with the responsibility to:

1. Develop and periodically review compensation policies and practices applicable to executive officers, including the criteria upon which executive compensation is based, the specific relationship of corporate performance to executive compensation and the composition in terms of base salary, deferred compensation and incentive or equity-based compensation and other benefits.

2. Review and approve corporate goals and objectives relevant to Chief Executive Officer compensation, evaluate the CEO’s performance in light of these goals and objectives, and set the CEO’s compensation level based on this evaluation.

3. Determine bases for and set compensation levels for other executive officers.

4. Supervise, administer and evaluate incentive, equity-based and other compensatory plans of the Company in which executive officers and key employees participate, including approving guidelines and size of grants and awards, making grants and awards, interpreting and promulgating rules relating to the plans, modifying or canceling grants or awards, designating employees eligible to participate and imposing limitations and conditions on grants or awards.

5. Review and approve, subject to stockholder approval as required, the creation or amendment of any incentive, equity-based and other compensatory plans of the Company in which executive officers and key employees participate, other than amendments to tax-qualified employee benefit plans and trusts, and any supplemental plans thereunder, that do not substantially alter the costs of such plans to the Company or are to conform such plans to applicable laws or regulations.

6. Review and approve any employment agreements, severance arrangements, change-in-control arrangements or special or supplemental employee benefits, and any material amendments to any of the foregoing, applicable to executive officers.

7. Review periodically the compensation and benefits offered to nonemployee directors and recommend changes to the Board as appropriate.

8. Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

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9. At least annually, evaluate the performance of the Committee, review and reassess this Charter and, if appropriate, recommend changes to the Board.

10. Perform such other duties and responsibilities as may be assigned to the Committee by the Board or as designated in plan documents.

Authority

By adopting this Charter, the Board delegates to the Committee full and exclusive authority to:

1. Perform each of the responsibilities of the Compensation Committee described above: provided, however, that the Board retains the authority to authorize one or more officers of the Company to designate officers and employees to be recipients of rights or options created by the Company or to determine the number of such rights or options to be received by such officers or employees.

2. Delegate such of its authority and responsibilities as the Committee deems proper to members of the Committee.

3. Appoint a chair of the Committee, unless a chair is designated by the Board.

4. Retain and terminate compensation consultants, independent counsel and such other advisors as the Committee determines necessary to carry out its responsibilities, and approve the fees and other terms of retention of any such advisors.

5. Obtain advice and assistance from internal legal or other advisors.

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APPENDIX C

NOMINATING & CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose

The purpose of the Nominating & Corporate Governance Committee (Committee) of the Board of Directors (Board) of ActivCard Corp. (Company) is to identify and approve individuals qualified to serve as members of the Board of the Company, select director nominees for each annual meeting of stockholders, evaluate the Board’s performance, develop and recommend to the Board corporate governance guidelines and provide oversight with respect to corporate governance and ethical conduct.

Composition

The Committee shall be composed of three or more directors, as determined by the board of directors, each of whom shall meet the independence requirements of the Nasdaq Stock Market.

Responsibilities

The Committee is charged by the Board with the responsibility to:

1. Identify individuals qualified to serve as members of the Board and approve all candidates for director to be nominated for election by the stockholders or to be elected by the Board.

2. Recommend to the Board directors for appointment to its committees and, as appropriate, recommend removal of directors from Board committees.

3. Recommend to the Board policies on Board composition and criteria for Board membership and continuation on the Board.

4. Cause to be prepared and recommend to the Board the adoption of corporate governance guidelines and periodically review and recommend changes to the corporate governance guidelines as appropriate.

5. Cause to be prepared and recommend to the Board the adoption of a code of ethics and business conduct and periodically review and recommend changes to the code of ethics and business conduct as appropriate.

6. Review periodically the compliance with and enforcement of the corporate governance guidelines and code of ethics and business conduct by the Company’s senior executives.

7. Recommend to the Board as appropriate and oversee the conduct of any internal investigations of the conduct of senior executives of the Company other than an investigation commenced by the Audit Committee within the scope of the Audit Committee’s responsibilities.

8. Conduct an annual evaluation of the performance of the Board, including individual members of the Board, and discuss the evaluation with the full Board.

9. Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

10. At least annually, review and reassess this Charter and, if appropriate, recommend proposed changes to the Board.

11. Make recommendations to the Board regarding issues of management succession.

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Authority

By adopting this Charter, the board of directors delegates to the Committee full and exclusive authority to:

1. Perform each of the responsibilities described above.

2. Appoint a chair of the Committee, unless a chair is designated by the Board.

3. Engage search firms, independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities, and approve the fees and other retention terms of such search firms, independent counsel and other advisers.

4. Obtain advice and assistance from internal legal or other advisors.

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ACTIVCARD CORP.

PROXY FOR 2005 ANNUAL MEETING OF STOCKHOLDERS

— February 7, 2005 —

The undersigned hereby appoints Ben C. Barnes and Yves Audebert or any of them, each with power of substitution, as proxies to represent the undersigned at the 2005 Annual Meeting of Stockholders of ActivCard Corp. (Company), to be held on Monday, February 7, 2005 at 10:00 a.m., local time, at 6623 Dumbarton Circle, Fremont, California 94555 and any adjournments thereof, and to vote the number of shares of Company common stock the undersigned would be entitled to vote if personally present on the matters set forth on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THIS PROXY WILL BE VOTED FOR THE BOARD NOMINEES AND FOR THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP.

(continued on reverse)

ActivCard Corp.

P.O. Box 11158

New York, N.Y. 10203-0158

1.	Election of directors, to serve until the next annual meeting of stockholders and until their successors are elected and qualified, the following nine nominees: Yves Audebert; Ben C. Barnes; William Crowell; John A. Gordon; Clifford Gundle; Richard A. Kashnow; Montague Koppel; James E. Ousley and Richard White.

☐	FOR ALL

☐	AGAINST ALL

☐	FOR ALL EXCEPT AS NOTED BELOW *

*	To withhold authority to vote for a particular nominee, write that nominee’s name on the line below

2.	Ratification of BDO Seidman, LLP as independent registered public accountants for the fiscal year ending September 30, 2005.

☐	FOR

☐	AGAINST

☐	ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or continuation thereof.

Please sign exactly as the name or names appear on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing.

Stockholder sign here	Date

Co-Owner sign here	Date

(continued from other side)